UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2020

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant's telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
6.50% Non-Cumulative Perpetual Preferred Stock Series A, par value $0.01 per share	TCBIP	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The board of directors of Texas Capital Bancshares, Inc. on October 5, 2020 unanimously approved an amendment of Section 2.3 of the Company's Amended and Restated Bylaws (the “Bylaws”) to change the requirement set forth in Section 2.3(a) and Section 2.3(c) that stockholders seeking to call a special meeting of stockholders must own at least 20% of the Company’s outstanding common stock (the “Special Meeting 20% Ownership Requirement”) to a requirement that the stockholders must own at least 10% of the Company’s outstanding Common Stock. Effective as of that date Section 2.3(a) and Section 2.3(c) of the Bylaws were amended to read as set forth on Exhibit 3.1, which is incorporated herein by reference.

The board’s action is further described in a proxy statement supplement (the “Supplement”) dated October 5, 2020, relating to the Company’s 2020 Annual Meeting of Stockholders (the "Annual Meeting"), scheduled to be held on October 20, 2020, which supplements and amends the related Definitive Proxy Statement filed with the Securities and Exchange Commission on September 10, 2020 and mailed to the Company’s stockholders on or about September 10, 2020. As set forth in the Supplement, the board of directors determined to withdraw from the Annual Meeting agenda Proposal Four, which requested that stockholders ratify the Special Meeting 20% Ownership Requirement.

The board of directors is committed to sound governance and responsiveness to stockholder perspectives on governance matters. The board of directors determined that the Company should not maintain the Special Meeting 20% Ownership Requirement in the face of significant stockholder opposition as indicated by early voting results, and that it was not necessary or constructive to submit the matter to a stockholder vote based on the information available to the board. Accordingly, the board of directors withdrew Proposal Four from the agenda of the Annual Meeting and approved the amendment of Section 2.3 of the Bylaws as described herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment to Section 2.3(a) and Section 2.3(c) of Amended and Restated Bylaws of Texas Capital Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 5, 2020	TEXAS CAPITAL BANCSHARES, INC.

		By:	/s/ Julie Anderson
Julie Anderson Chief Financial Officer